UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

New World Fund

[photo of the cable-stayed Swietokrzyski Bridge crosses the Vistula River in Warsaw, Poland]

Semi-annual report for the six months ended April 30, 2007

New World FundSM seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2007 (the most recent calendar quarter):

Class A shares	1 year	5 years	Lifetime (since 6/17/99)
Reflecting 5.75% maximum sales charge	+16.22%	+18.84%	+11.94%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 1.06%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 to 27 for details.

Results for other share classes can be found on page 6.

The return of principal for the bond holdings in New World Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) is subject to additional risks, such as currency fluctuations, as is investing in smaller companies, as more fully described in the prospectus.

[photo of the cable-stayed Swietokrzyski Bridge crosses the Vistula River in Warsaw, Poland]

Fellow shareholders:

For the six-month period ended April 30, 2007, New World Fund posted a gain of 17.9% if, like most shareholders, you reinvested the dividend of 91.4 cents per share and the capital gain of $2.23 per share that were paid in December 2006.

As you can see in the table below, New World Fund continued to outpace its primary benchmark, the MSCI ACWI (All Country World Index) Index. For the past six months, the fund posted higher returns than developed-country stocks in general, as measured by the MSCI World Index. The fund came close to matching the returns of developing-country stocks as measured by the MSCI Emerging Markets (EM) Index.

With the objective of long-term capital appreciation while reducing volatility, New World Fund blends three types of investments: stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

[Begin Sidebar]
Results at a glance

Total returns with all distributions reinvested through April 30, 2007.

	Six months	Lifetime (annualized )
	(since 11/1/06)	(since 6/17/99)

New World Fund	+17.88%	+13.37%
MSCI ACWI (All Country World Index) Index	+12.75	+5.56
MSCI World Index	+12.13	+5.19
MSCI Emerging Markets (EM) Index	+20.27	+14.23
J.P. Morgan Emerging Markets Bond Index Plus	+5.54	+13.67

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index) Index, which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures 23 developed-country stock markets, while the MSCI Emerging Markets Index measures 25 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2007

Developed-country equities	35.6%

Asia		Austria	2.6
South Korea	3.5%	Finland	1.7
Taiwan	3.2	Germany	1.7
Hong Kong	2.6	Denmark	1.4
Japan	1.6	Spain	1.4
Singapore	.7	France	.9
		Greece	.5
The Americas		Italy	.5
United States	4.6	Ireland	.3
Canada	1.2	Sweden	.2
		Luxembourg	.1
Europe		Norway	.1
Switzerland	3.5
United Kingdom	3.3

Developing-country equities			49.7%

Asia		Europe
India	6.0	Russia	2.6
Thailand	3.3	Poland	1.5
Indonesia	2.8	Hungary	1.2
Philippines	2.2	Slovenia	1.0
Malaysia	2.0	Czech Republic	.9
China	1.8	Turkey	.8
Kazakhstan	1.5
Pakistan	1.3	Africa/Middle East
		South Africa	4.8
The Americas		Israel	2.3
Brazil	6.3	Egypt	1.4
Mexico	4.8	Oman	.5
Peru	.3
Panama	.2
Colombia	.2

Developing-country bonds			7.0%

Asia		Peru	.4
Philippines	.4	Dominican Republic	.2

The Americas		Europe
Brazil	1.2	Russia	.7
Argentina	1.0	Turkey	.7
Mexico	1.0	Hungary	.1
Colombia	.7
Panama	.4	Africa/Middle East
		Egypt	.2

Developed-country bonds			.1%

The Americas
United States	.1

Short-term securities & other assets less liabilities			7.6%

Total			100.0%
[End Sidebar]

The investment environment

Global equity markets did well over the period, with almost every country index registering meaningful gains.

In the developed world, the U.S. market rose 8.8%* during the past six months. Most of the gains occurred in the final quarter of 2006 as lower inflation and unemployment figures partnered with rising wages and consumer spending to drive stocks higher. The first quarter of 2007 saw a slowdown as concerns grew over the troubled subprime mortgage market and growing uncertainty surrounding the future of interest rates. Meanwhile, the weak U.S. dollar acted as a tailwind for the fund, which holds over 90% of its total net assets in non-U.S. equities and bonds.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends.

European markets benefited from brisk growth, rising exports and strong corporate profits. Germany (+27.7%) and France (+19.8%) were especially strong. In Asia, South Korea posted meaningful gains (+15.1%), while Taiwan (+8.2%) and Japan (+4.8%) had more modest gains.

In the developing world, India (+18.1%) and China (+28.9%) displayed their economic resilience as they rebounded with double-digit returns after market downturns early in 2007. Latin American markets continued to do well, with Brazil (+29.6%) and Mexico (+19.5%) posting double-digit gains. Brazil and Mexico, along with India, collectively account for the largest percentage of holdings in the fund’s developing-world portfolio.

Overall, developing-country stocks once again outpaced their developed-world counterparts. Europe, however, did almost as well as developing countries.

Developing-country bonds, meanwhile, provided solid returns. The fund invests in these bonds for their potential total return — that is, income plus price appreciation.

The fund’s portfolio

New World Fund’s investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough company research. This approach has helped us to achieve both geographic and industry diversification. As of April 30, 2007, our investors were part equity owners, through the fund, of more than 217 companies in 44 countries. Taken from the vantage point of the fund’s three principal investment areas, here is an overview of some recent developments that have influenced the fund’s growth over the past six months.

Developed-country equities

Developed markets fared well during this period, although results were mixed in certain sectors.

In financial services, Erste Bank, one of the fastest growing banks in Europe, continued to benefit from its presence in the eastern and central European banking markets, gaining 17.9%. Erste Bank is the fund’s sixth-largest holding. HSBC Holdings, hurt by subprime mortgage market concerns in the U.S., lost 2.7%.

Pharmaceutical producer Novo Nordisk, the fund’s second-largest holding, gained 29.5%. Nokia Corp., the fund’s fifth-largest holding, gained 27.4%. South Korea-based Doosan Heavy Industries and Construction, the fund’s fourth-largest holding, provided the fund with its second-largest gain, 104.8%.

Among consumer staples, Nestlé, the fund’s eighth-largest holding, gained 15.7%. PepsiCo gained 4.2% and Coca-Cola was up 11.7%.

Developed-country equities accounted for 35.6% of net assets, which is virtually unchanged from the fund’s fiscal year-end. They accounted for five of the fund’s top 10 holdings.

Developing-country equities

India, as mentioned, displayed its ability to overcome market declines brought on by the government’s desire to slow down the pace of economic growth. Rising inflation resulted in a series of interest rate hikes and increased capital requirements for lending. The stock market bounced back due mainly to strong company earnings and unprecedented capital inflows. The Brazilian economy continued to do well as it benefited from higher prices for commodities and strong company earnings.

The financial sector, the largest of our portfolio, continued to register meaningful gains. Grupo Financiero Banorte, a leading independent bank based in Mexico and the fund’s third-largest holding, returned 21.1%. Itaúsa in Brazil gained 32.5% and Housing Development Finance Corp. in India gained 23.6%. Hungarian-based OTP Bank PLC gained 44.9%. Meanwhile, the Savings Bank of the Russian Federation, Sberbank, became the 10th-largest holding and had the fund’s largest overall return of 110.3%.

On the telecommunications front, América Móvil, our largest holding and the biggest cellular communications provider in Latin America, gained 22.5%. Telekom Indonesia, our ninth-largest holding, returned 24.6%.

Industrials were mixed. South African-based Murray & Roberts continued to benefit from that country’s investment in infrastructure, gaining 67.1%, the fund’s eighth-largest return. All was not positive in construction, however, as Italian-Thai Development PCL, a Thailand-based construction company, lost 12.3%.

Utility, oil and gas companies in developing countries continued to show strength. Oil & Natural Gas Corp., an energy exploration company in India and our seventh-largest holding, was up 22.0%. MOL Magyar Olaj- és Gázipari, an integrated oil and gas enterprise in central and eastern Europe, gained 22.8%. Unified Energy System, a Russian utility company, had the fund’s fifth-largest return, 70.0%. On the downside, PT Perusahaan Gas Negara, the national gas company of Indonesia, lost 8.9%.

Developing-country equities accounted for 49.7% of the net assets of the fund, up from the 45.8% of net assets the same time last year.

Developing-country bonds

Our holdings in Argentinean and Brazilian debt instruments — a mix of U.S. dollar and local currency-denominated Treasury bills and bonds — were top contributors. Argentina continues to recover from its economic crisis of a few years ago, although there are signs that the pace of that recovery is starting to slow. Brazil, meanwhile, has benefited from stable economic growth.

With global financial markets showing continued strength, however, we have been able to find more attractive investment opportunities on the equity side in the past six-month period.

Looking forward

Structural reforms and a healthier debt situation keep us excited about continued economic growth in the developing world. Valuations, however, are now in line with those found in developed-country equities, and are therefore becoming less compelling. In that kind of environment, we may find just as much value in developed-country markets as in developing ones.

Because New World Fund can invest in developed-country companies that profit significantly from both developing countries and developing-country bonds, it can benefit from economic growth in the developing world without direct exposure to their more volatile stock markets.

We appreciate your continued support and look forward to reporting to you again at the end of the fiscal year.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

June 6, 2007

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2007
(the most recent calendar quarter):
	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+17.33%	+19.12%	+9.89%
Not reflecting CDSC	+22.33%	+19.32%	+9.89%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+21.27%	+19.28%	+17.01%
Not reflecting CDSC	+22.27%	+19.28%	+17.01%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+23.29%	+20.22%	+18.09%

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+16.16%	+18.79%	+20.01%
Not reflecting maximum sales charge	+23.26%	+20.20%	+21.40%

Class 529-B shares†— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+17.22%	+18.96%	+20.33%
Not reflecting CDSC	+22.22%	+19.16%	+20.43%

Class 529-C shares†— first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+21.19%	+19.17%	+20.48%
Not reflecting CDSC	+22.19%	+19.17%	+20.48%

Class 529-E shares*†— first sold 3/22/02	+22.84%	+19.80%	+19.88%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+23.47%	—	+26.86%

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Summary investment portfolio, April 30, 2007
unaudited

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Financials	17.02%
Industrials	9.84
Telecommunication services	9.73
Consumer staples	8.63
Materials	7.90
Other industries	32.16
Bonds & notes	7.10
Short-term securities & other assets less liabilities	7.62
[end pie chart]

Country diversification	(percent of net assets	)
Euro zone	10.66%
Brazil	7.50
India	6.00
Mexico	5.80
South Africa	4.76
United States	4.72
South Korea	3.54
Switzerland	3.46
Russia	3.32
United Kingdom	3.31
Thailand	3.27
Taiwan	3.20
Other countries	32.84
Short-term securities & other assets less liabilities	7.62

	Shares	Market	Percent
		value	of net
Common stocks - 85.28%		(000)	assets

Financials - 17.02%
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	$180,314	1.34%
Erste Bank der oesterreichischen Sparkassen AG (1)	2,177,800	174,796	1.30
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	162,710	1.21
ICICI Bank Ltd. (1)	7,386,200	154,357
ICICI Bank Ltd. (ADR)	27,000	1,105	1.16
JSC Halyk Bank of Kazakhstan (GDR) (1) (2)	4,409,285	98,629
JSC Halyk Bank of Kazakhstan (GDR) (1) (2) (3)	1,589,900	35,564	1.00
Itaúsa - Investimentos Itaú SA, preferred nominative	21,192,315	115,851.86
EFG International (1)	2,240,000	100,580.75
Unibanco-União de Bancos Brasileiros SA, units (GDR)	750,000	72,795
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	19,355.69
Banco Bilbao Vizcaya Argentaria, SA (1)	3,750,300	89,404.67
Bangkok Bank PCL (1)	26,000,000	84,108.63
PT Bank Rakyat Indonesia (1)	134,621,800	77,148.57
Other securities		918,096	6.84
		2,284,812	17.02

Industrials - 9.84%
Doosan Heavy Industries and Construction Co., Ltd. (1)	2,281,727	178,603	1.33
Murray & Roberts Holdings Ltd. (1) (4)	18,793,403	162,219	1.21
Orascom Construction Industries Co. (GDR) (1)	1,183,900	138,142	1.03
Wienerberger AG (1) (2)	1,290,500	92,644.69
Other securities		748,605	5.58
		1,320,213	9.84

Telecommunication services - 9.73%
América Móvil, SAB de CV, Series L (ADR)	4,730,100	248,472	1.85
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	145,630,000	167,768	1.25
Philippine Long Distance Telephone Co. (1)	2,471,160	131,269
Philippine Long Distance Telephone Co. (ADR)	338,340	18,071	1.11
Telekomunikacja Polska SA (1)	16,578,900	132,438.99
MTN Group Ltd. (1)	8,301,449	121,899.91
Partner Communications Co. Ltd. (1)	4,421,000	72,271
Partner Communications Co. Ltd. (ADR)	235,000	3,830.56
Other securities		410,049	3.06
		1,306,067	9.73

Consumer staples - 8.63%
Nestlé SA (1)	436,645	172,634	1.29
Tesco PLC (1)	16,172,190	148,689	1.11
IOI Corp. Bhd. (1)	16,370,100	119,825.89
Fomento Económico Mexicano, SAB de CV (ADR)	840,500	90,513.67
SABMiller PLC (1)	3,419,600	80,930.60
Other securities		545,544	4.07
		1,158,135	8.63

Materials - 7.90%
Linde AG (1)	1,159,646	130,485.97
Israel Chemicals Ltd. (1)	13,991,927	106,927.80
Taiwan Cement Corp. (1)	106,493,007	94,616.70
Potash Corp. of Saskatchewan Inc.	441,900	79,330.59
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	75,061.56
Other securities		574,140	4.28
		1,060,559	7.90

Energy - 7.52%
Oil & Natural Gas Corp. Ltd. (1)	7,868,389	174,468	1.30
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,327,800	134,413
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	231,892	20,689	1.16
Oil and Gas Development Co. Ltd. (1)	63,396,050	128,315.95
MOL Magyar Olaj- és Gázipari Rt., Class A (1)	731,400	89,389.66
Saipem SpA, Class S (1)	2,290,000	72,318.54
Other securities		390,238	2.91
		1,009,830	7.52

Consumer discretionary - 7.38%
Las Vegas Sands Corp. (2)	1,167,000	99,417.74
Toyota Motor Corp. (1)	1,414,000	86,200.64
Kuoni Reisen Holding AG, Class B (1)	135,300	84,703.63
Other securities		720,797	5.37
		991,117	7.38

Information technology - 5.45%
Nokia Corp. (1) (2)	5,258,200	133,040
Nokia Corp. (ADR) (2)	1,761,500	44,478	1.32
Kingboard Chemical Holdings Ltd. (1)	23,069,340	106,801.80
Hon Hai Precision Industry Co., Ltd. (1)	13,547,457	89,281.67
Samsung Electronics Co., Ltd. (1)	134,591	82,442.61
Other securities		275,095	2.05
		731,137	5.45

Health care - 4.17%
Novo Nordisk A/S, Class B (1)	1,906,900	186,552	1.39
Zentiva NV (1)	1,625,000	117,299.88
Krka, dd, Novo mesto (1)	91,400	110,196.82
Other securities		145,410	1.08
		559,457	4.17

Utilities - 2.78%
Other securities		372,917	2.78

Miscellaneous - 4.86%
Other common stocks in initial period of acquisition		653,109	4.86

Total common stocks (cost: $7,697,585,000)		11,447,353	85.28

		Market	Percent
		value	of net
Rights & warrants - 0.00%		(000)	assets

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		288.00

Total rights & warrants (cost: $0)		288.00

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 7.10%	(000)	(000)	assets

Non-U.S. government bonds & notes - 6.54%
Brazil (Federal Republic of) Global:
12.50% 2016	R$ 14,400	8,418
7.125%-11.00% 2010-2040 (6)	$90,370	113,970
Brazilian Treasury Bill 6.00% 2010-2015 (5)	R$ 74,351	36,196	1.18
Argentina (Republic of):
5.83% 2033 (5) (6) (7)	ARS 279,662	95,648
0.63%-2.00% 2014-2038 (5) (6)	83,624	13,983
GDP-Linked 2035	335,653	13,861
4.106% 2012 (6) (8)	$18,700	13,403	1.02
Other securities		581,759	4.34
		877,238	6.54

Other - 0.56%
Other securities		74,597.56

Total bonds & notes (cost: $842,064,000)		951,835	7.10

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 7.14%	(000)	(000)	assets

Liberty Street Funding Corp. 5.23%-5.27% due 5/16-7/25/2007 (3)	$128,100	$127,335.95%
Mont Blanc Capital Corp. 5.24%-5.25% due 5/14-5/22/2007 (3)	98,534	98,259
ING (U.S.) Funding LLC 5.24% due 5/1/2007	26,700	26,696.93
BASF AG 5.225%-5.25% due 5/22-7/5/2007 (3)	87,400	86,825.65
Swedbank Mortgage AB 5.22%-5.23% due 5/29-7/30/2007	78,800	78,031.58
Nestlé Capital Corp. 5.21% due 5/14/2007 (3)	15,700	15,668.12
Other securities		525,298	3.91

Total short-term securities (cost: $958,048,000)		958,112	7.14

Total investment securities (cost: $9,497,697,000)		13,357,588	99.52
Other assets less liabilities		65,090.48

Net assets		$13,422,678	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the six months ended April 30, 2007, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 4/30/2007 (000)

Murray & Roberts Holdings Ltd. (1)	21,235,000	-	2,441,597	18,793,403	$1,255	$162,219
Italian-Thai Development PCL (1) (2)	269,419,600	-	-	269,419,600	-	39,932
Sterling Energy PLC (1) (2)	65,755,000	25,487,000	-	91,242,000	-	26,678
					$1,255	$228,829

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities , including those in “Miscellaneous” and "Other securities," was $8,748,346,000.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $847,047,000, which represented 6.31% of the net assets of the fund.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Coupon rate may change periodically.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $9,331,902)	$13,128,759
Affiliated issuers (cost: $165,795)	228,829	$13,357,588
Cash denominated in non-U.S. currencies (cost: $13,112)		13,288
Cash		395
Receivables for:
Sales of investments	37,353
Sales of fund's shares	45,896
Dividends and interest	48,521	131,770
		13,503,041
Liabilities:
Payables for:
Purchases of investments	39,759
Repurchases of fund's shares	15,421
Open forward currency contracts	2,275
Investment advisory services	5,697
Services provided by affiliates	5,810
Deferred directors' compensation	1,403
Other	9,998	80,363
Net assets at April 30, 2007		$13,422,678

Net assets consist of:
Capital paid in on shares of capital stock		$9,132,462
Undistributed net investment income		16,052
Undistributed net realized gain		424,814
Net unrealized appreciation		3,849,350
Net assets at April 30, 2007		$13,422,678

Total authorized capital stock - 500,000 shares, $.01 par value (256,113 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$10,127,046	192,644	$52.57
Class B	434,892	8,423	51.63
Class C	726,398	14,210	51.12
Class F	897,787	17,172	52.28
Class 529-A	247,718	4,734	52.33
Class 529-B	29,765	579	51.42
Class 529-C	60,717	1,181	51.41
Class 529-E	13,866	267	52.02
Class 529-F	10,483	201	52.34
Class R-1	16,237	316	51.36
Class R-2	164,264	3,196	51.40
Class R-3	152,173	2,919	52.14
Class R-4	65,212	1,241	52.52
Class R-5	476,120	9,030	52.73
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $55.78 and $55.52, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended April 30, 2007	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,749; also includes
$1,255 from affiliates)	$98,141
Interest (net of non-U.S. taxes of $1)	56,315	$154,456

Fees and expenses(*):
Investment advisory services	34,799
Distribution services	17,678
Transfer agent services	5,758
Administrative services	2,021
Reports to shareholders	311
Registration statement and prospectus	738
Postage, stationery and supplies	685
Directors' compensation	337
Auditing and legal	64
Custodian	3,211
State and local taxes	174
Other	115
Total fees and expenses before reimbursements/waivers	65,891
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,498
Administrative services	68
Total fees and expenses after reimbursements/waivers		62,325
Net investment income		92,131

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $8,746 net gain from affiliates)	421,643
Non-U.S. currency transactions	3,190	424,833
Net unrealized appreciation (depreciation) on:
Investments	1,399,924
Non-U.S. currency translations	(6,365)	1,393,559
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		1,818,392
Net increase in net assets resulting
from operations		$1,910,523

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Six months	Year ended
	ended April 30,	October 31,
	2007*	2006
Operations:
Net investment income	$92,131	$170,679
Net realized gain on investments and
non-U.S. currency transactions	424,833	573,472
Net unrealized appreciation on investments
and non-U.S. currency translations	1,393,559	1,378,740
Net increase in net assets
resulting from operations	1,910,523	2,122,891

Dividends and distributions paid to
shareholders:
Dividends from net investment income and non-U.S. currency gain	(196,065)	(113,174)
Distributions from net realized gain
on investments	(495,755)	-
Total dividends and distributions paid
to shareholders	(691,820)	(113,174)

Capital share transactions	2,010,149	2,830,417

Total increase in net assets	3,228,852	4,840,134

Net assets:
Beginning of period	10,193,826	5,353,692
End of period (including
undistributed
net investment income: $16,052 and $119,986, respectively)	$13,422,678	$10,193,826

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
unaudited

1.	Organization and significant accounting policies

Organization - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the six months ended April 30, 2007, non-U.S. taxes paid on realized gains were $2,605,000. As of April 30, 2007, non-U.S. taxes provided on unrealized gains were $8,573,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2006, the fund had tax basis undistributed ordinary income of $226,105,000 and undistributed long-term capital gain of $442,715,000.

During the six months ended April 30, 2007, the fund reclassified $55,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of April 30, 2007, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$3,912,900
Gross unrealized depreciation on investment securities	(102,268)
Net unrealized appreciation on investment securities	3,810,632
Cost of investment securities	9,546,956

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2007			Year ended October 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$194,311	$336,044	$530,355	$90,298	$-	$90,298
Class B	6,145	14,597	20,742	2,659	-	2,659
Class C	10,087	23,987	34,074	4,219	-	4,219
Class F	17,063	29,494	46,557	7,334	-	7,334
Class 529-A	4,413	7,645	12,058	1,680	-	1,680
Class 529-B	399	981	1,380	159	-	159
Class 529-C	809	1,934	2,743	297	-	297
Class 529-E	224	436	660	83	-	83
Class 529-F	196	326	522	89	-	89
Class R-1	215	481	696	64	-	64
Class R-2	2,213	5,035	7,248	794	-	794
Class R-3	2,341	4,565	6,906	766	-	766
Class R-4	1,124	1,927	3,051	327	-	327
Class R-5	9,587	15,241	24,828	4,405	-	4,405
Total	$249,127	$442,693	$691,820	$113,174	$-	$113,174

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.540% on such assets in excess of $6.5 billion. The board of directors approved an amended agreement effective January 1, 2007, continuing the series of rates to include an additional annual rate of 0.510% on daily net assets in excess of $10.5 billion. During the six months ended April 30, 2007, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is currently waiving 10% of investment advisory services fees. During the six months ended April 30, 2007, total investment advisory services fees waived by CRMC were $3,498,000. As a result, the fee shown on the accompanying financial statements of $34,799,000, which was equivalent to an annualized rate of 0.596%, was reduced to $31,301,000, or 0.536% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the six months ended April 30, 2007, the total administrative services fees paid by CRMC were $582 and $68,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the six months ended April 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$10,154	$5,502	Not applicable	Not applicable	Not applicable
Class B	1,890	256	Not applicable	Not applicable	Not applicable
Class C	3,110	Included in administrative services	$467	$65	Not applicable
Class F	970		358	66	Not applicable
Class 529-A	205		104	17	$ 104
Class 529-B	128		13	4	13
Class 529-C	254		25	7	25
Class 529-E	29		6	1	4
Class 529-F	-		5	1	6
Class R-1	63		7	5	Not applicable
Class R-2	505		93	247	Not applicable
Class R-3	305		82	50	Not applicable
Class R-4	65		34	4	Not applicable
Class R-5	Not applicable		203	5	Not applicable
Total	$17,678	$5,758	$1,397	$472	$152

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $337,000, shown on the accompanying financial statements, includes $153,000 in current fees (either paid in cash or deferred) and a net increase of $184,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended April 30, 2007
Class A	$1,555,325	31,369	$511,080	10,712	$(654,716)	(13,317)	$1,411,689	28,764
Class B	68,749	1,408	20,094	428	(26,280)	(544)	62,563	1,292
Class C	150,319	3,113	32,909	707	(53,860)	(1,127)	129,368	2,693
Class F	183,502	3,725	41,730	879	(80,872)	(1,656)	144,360	2,948
Class 529-A	50,018	1,016	12,056	254	(7,592)	(154)	54,482	1,116
Class 529-B	4,262	88	1,380	29	(691)	(14)	4,951	103
Class 529-C	12,066	249	2,743	59	(2,050)	(43)	12,759	265
Class 529-E	2,837	58	660	14	(544)	(11)	2,953	61
Class 529-F	2,065	42	520	11	(959)	(19)	1,626	34
Class R-1	8,005	164	686	15	(4,254)	(90)	4,437	89
Class R-2	52,406	1,079	7,234	155	(20,048)	(415)	39,592	819
Class R-3	56,440	1,149	6,895	146	(23,816)	(491)	39,519	804
Class R-4	23,479	474	3,051	64	(8,309)	(170)	18,221	368
Class R-5	85,264	1,712	24,330	509	(25,965)	(531)	83,629	1,690
Total net increase
(decrease)	$2,254,737	45,646	$665,368	13,982	$(909,956)	(18,582)	$2,010,149	41,046

Year ended October 31, 2006
Class A	$2,953,304	69,791	$86,181	2,241	$(1,001,364)	(23,654)	$2,038,121	48,378
Class B	136,711	3,273	2,560	67	(40,416)	(970)	98,855	2,370
Class C	269,845	6,541	4,004	106	(85,407)	(2,069)	188,442	4,578
Class F	321,495	7,586	6,387	167	(120,402)	(2,814)	207,480	4,939
Class 529-A	71,670	1,704	1,679	44	(9,295)	(216)	64,054	1,532
Class 529-B	7,460	180	159	4	(796)	(19)	6,823	165
Class 529-C	17,345	417	297	8	(2,521)	(61)	15,121	364
Class 529-E	4,175	100	82	2	(338)	(8)	3,919	94
Class 529-F	2,876	69	89	2	(531)	(13)	2,434	58
Class R-1	9,038	217	64	2	(3,528)	(86)	5,574	133
Class R-2	64,900	1,554	791	21	(22,054)	(531)	43,637	1,044
Class R-3	63,421	1,491	763	20	(22,598)	(531)	41,586	980
Class R-4	30,976	718	327	9	(10,568)	(246)	20,735	481
Class R-5	119,426	2,796	4,174	108	(29,964)	(711)	93,636	2,193
Total net increase
(decrease)	$4,072,642	96,437	$107,557	2,801	$(1,349,782)	(31,929)	$2,830,417	67,309

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of April 30, 2007, the fund had an open forward currency contract to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at April 30, 2007

Non-U.S. currency contract	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

South African rand
expiring 5/24/2007	ZAR410,855	$56,000	58,275	$(2,275)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,919,484,000 and $1,507,741,000, respectively, during the six months ended April 30, 2007.

Financial highlights (1)

			Income (loss) from investment operations(2)				Dividends and distributions

		Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions	)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Six months ended 4/30/2007	(5)	$47.54	$.41		$7.76	$8.17	$(.91)	($2.23)	($3.14)	$52.57	17.88%	$10,127		1.05%	(6)	.99%	(6)	1.66%	(6)
Year ended 10/31/2006		36.32	.93		11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791		1.06		1.00		2.19
Year ended 10/31/2005		29.68	.68		6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195		1.18		1.12		2.00
Year ended 10/31/2004		25.60	.47		4.20	4.67	(.59)	-	(.59)	29.68	18.51	2,212		1.23		1.22		1.68
Year ended 10/31/2003		18.90	.39		6.56	6.95	(.25)	-	(.25)	25.60	37.19	1,528		1.31		1.31		1.86
Year ended 10/31/2002		19.04	.34		.07	.41	(.55)	-	(.55)	18.90	1.95	1,071		1.34		1.34		1.65
Class B:
Six months ended 4/30/2007	(5)	46.62	.21		7.63	7.84	(.60)	(2.23)	(2.83)	51.63	17.42	435		1.83	(6)	1.77	(6)	.88	(6)
Year ended 10/31/2006		35.71	.59		10.84	11.43	(.52)	-	(.52)	46.62	32.33	332		1.85		1.79		1.40
Year ended 10/31/2005		29.23	.42		6.42	6.84	(.36)	-	(.36)	35.71	23.57	170		1.94		1.88		1.24
Year ended 10/31/2004		25.29	.25		4.14	4.39	(.45)	-	(.45)	29.23	17.58	89		2.01		2.00		.91
Year ended 10/31/2003		18.69	.22		6.50	6.72	(.12)	-	(.12)	25.29	36.12	52		2.10		2.10		1.05
Year ended 10/31/2002		18.82	.16		.09	.25	(.38)	-	(.38)	18.69	1.17	29		2.15		2.15		.78
Class C:
Six months ended 4/30/2007	(5)	46.20	.20		7.55	7.75	(.60)	(2.23)	(2.83)	51.12	17.41	726		1.86	(6)	1.80	(6)	.85	(6)
Year ended 10/31/2006		35.42	.57		10.75	11.32	(.54)	-	(.54)	46.20	32.27	532		1.89		1.83		1.36
Year ended 10/31/2005		29.03	.40		6.37	6.77	(.38)	-	(.38)	35.42	23.52	246		1.98		1.92		1.21
Year ended 10/31/2004		25.18	.24		4.11	4.35	(.50)	-	(.50)	29.03	17.53	96		2.04		2.03		.89
Year ended 10/31/2003		18.66	.21		6.48	6.69	(.17)	-	(.17)	25.18	36.10	39		2.12		2.12		.99
Year ended 10/31/2002		18.76	.12		.12	.24	(.34)	-	(.34)	18.66	1.15	13		2.14		2.14		.61
Class F:
Six months ended 4/30/2007	(5)	47.29	.40		7.73	8.13	(.91)	(2.23)	(3.14)	52.28	17.89	898		1.05	(6)	.99	(6)	1.66	(6)
Year ended 10/31/2006		36.13	.92		10.97	11.89	(.73)	-	(.73)	47.29	33.38	673		1.07		1.01		2.18
Year ended 10/31/2005		29.54	.67		6.47	7.14	(.55)	-	(.55)	36.13	24.46	336		1.19		1.14		1.98
Year ended 10/31/2004		25.52	.46		4.17	4.63	(.61)	-	(.61)	29.54	18.44	162		1.27		1.26		1.65
Year ended 10/31/2003		18.88	.38		6.54	6.92	(.28)	-	(.28)	25.52	37.10	71		1.35		1.35		1.77
Year ended 10/31/2002		18.98	.28		.12	.40	(.50)	-	(.50)	18.88	1.95	23		1.38		1.38		1.35
Class 529-A:
Six months ended 4/30/2007	(5)	47.35	.39		7.73	8.12	(.91)	(2.23)	(3.14)	52.33	17.83	248		1.11	(6)	1.05	(6)	1.61	(6)
Year ended 10/31/2006		36.19	.92		10.97	11.89	(.73)	-	(.73)	47.35	33.32	171		1.09		1.03		2.15
Year ended 10/31/2005		29.59	.67		6.48	7.15	(.55)	-	(.55)	36.19	24.45	76		1.21		1.15		1.97
Year ended 10/31/2004		25.56	.46		4.18	4.64	(.61)	-	(.61)	29.59	18.43	31		1.27		1.26		1.65
Year ended 10/31/2003		18.89	.40		6.54	6.94	(.27)	-	(.27)	25.56	37.18	13		1.30		1.30		1.87
Period from 2/19/2002 to 10/31/2002		21.19	.14		(2.44)	(2.30)	-	-	-	18.89	(10.85)	5		1.47	(6)	1.47	(6)	.99	(6)
Class 529-B:
Six months ended 4/30/2007	(5)	46.44	.19		7.59	7.78	(.57)	(2.23)	(2.80)	51.42	17.39	30		1.93	(6)	1.87	(6)	.79	(6)
Year ended 10/31/2006		35.58	.53		10.81	11.34	(.48)	-	(.48)	46.44	32.14	22		1.97		1.90		1.28
Year ended 10/31/2005		29.15	.36		6.41	6.77	(.34)	-	(.34)	35.58	23.38	11		2.09		2.04		1.09
Year ended 10/31/2004		25.25	.20		4.14	4.34	(.44)	-	(.44)	29.15	17.41	6		2.17		2.17		.74
Year ended 10/31/2003		18.79	.19		6.48	6.67	(.21)	-	(.21)	25.25	35.86	3		2.27		2.27		.89
Period from 2/26/2002 to 10/31/2002		21.20	.02		(2.43)	(2.41)	-	-	-	18.79	(11.37)	1		2.25	(6)	2.25	(6)	.14	(6)
Class 529-C:
Six months ended 4/30/2007	(5)	46.45	.19		7.59	7.78	(.59)	(2.23)	(2.82)	51.41	17.37	61		1.92	(6)	1.86	(6)	.80	(6)
Year ended 10/31/2006		35.60	.54		10.81	11.35	(.50)	-	(.50)	46.45	32.19	43		1.96		1.89		1.29
Year ended 10/31/2005		29.17	.37		6.40	6.77	(.34)	-	(.34)	35.60	23.38	20		2.08		2.02		1.11
Year ended 10/31/2004		25.28	.21		4.14	4.35	(.46)	-	(.46)	29.17	17.43	8		2.16		2.15		.76
Year ended 10/31/2003		18.79	.19		6.50	6.69	(.20)	-	(.20)	25.28	35.90	4		2.24		2.24		.90
Period from 2/25/2002 to 10/31/2002		21.15	.04		(2.40)	(2.36)	-	-	-	18.79	(11.16)	1		2.21	(6)	2.21	(6)	.26	(6)
Class 529-E:
Six months ended 4/30/2007	(5)	47.04	.32		7.68	8.00	(.79)	(2.23)	(3.02)	52.02	17.65	14		1.41	(6)	1.35	(6)	1.31	(6)
Year ended 10/31/2006		36.00	.77		10.91	11.68	(.64)	-	(.64)	47.04	32.87	10		1.43		1.37		1.82
Year ended 10/31/2005		29.46	.56		6.45	7.01	(.47)	-	(.47)	36.00	24.02	4		1.55		1.49		1.65
Year ended 10/31/2004		25.46	.36		4.18	4.54	(.54)	-	(.54)	29.46	18.07	2		1.62		1.61		1.31
Year ended 10/31/2003		18.86	.31		6.53	6.84	(.24)	-	(.24)	25.46	36.64	1		1.69		1.69		1.47
Period from 3/22/2002 to 10/31/2002		22.57	.10		(3.81)	(3.71)	-	-	-	18.86	(16.44)	-		(7)1.66	(6)	1.66	(6)	.78	(6)
Class 529-F:
Six months ended 4/30/2007	(5)	47.36	.44		7.73	8.17	(.96)	(2.23)	(3.19)	52.34	17.96	11.91			(6)	.85	(6)	1.80	(6)
Year ended 10/31/2006		36.15	.98		10.97	11.95	(.74)	-	(.74)	47.36	33.55	8.93				.87		2.31
Year ended 10/31/2005		29.53	.68		6.47	7.15	(.53)	-	(.53)	36.15	24.49	4		1.17		1.11		2.02
Year ended 10/31/2004		25.54	.43		4.18	4.61	(.62)	-	(.62)	29.53	18.33	2		1.37		1.36		1.54
Year ended 10/31/2003		18.90	.39		6.52	6.91	(.27)	-	(.27)	25.54	37.01	1		1.43		1.43		1.74
Period from 9/17/2002 to 10/31/2002		19.44	-	(8)	(.54)	(.54)	-	-	-	18.90	(2.78)	-		(7).17		.17		-	(9)

Class R-1:
Six months ended 4/30/2007	(5)	$46.46	$.20		$7.58	$7.78	$(.65)	$(2.23)	$(2.88)	$51.36	17.40%	$16		1.89%	(6)	1.82%	(6)	.83%	(6)
Year ended 10/31/2006		35.64	.57		10.80	11.37	(.55)	-	(.55)	46.46	32.22	11		1.93		1.83		1.35
Year ended 10/31/2005		29.22	.40		6.41	6.81	(.39)	-	(.39)	35.64	23.51	3		2.06		1.92		1.19
Year ended 10/31/2004		25.33	.25		4.14	4.39	(.50)	-	(.50)	29.22	17.57	2		2.16		2.04		.92
Year ended 10/31/2003		18.85	.23		6.50	6.73	(.25)	-	(.25)	25.33	36.07	-		(7)2.84		2.10		1.05
Period from 6/11/2002 to 10/31/2002		22.44	.01		(3.60)	(3.59)	-	-	-	18.85	(16.00)	-		(7)3.49		.81		.06
Class R-2:
Six months ended 4/30/2007	(5)	46.46	.21		7.60	7.81	(.64)	(2.23)	(2.87)	51.40	17.42	164		1.94	(6)	1.78	(6)	.88	(6)
Year ended 10/31/2006		35.62	.58		10.80	11.38	(.54)	-	(.54)	46.46	32.30	110		2.05		1.80		1.38
Year ended 10/31/2005		29.21	.41		6.40	6.81	(.40)	-	(.40)	35.62	23.53	47		2.27		1.89		1.23
Year ended 10/31/2004		25.34	.25		4.14	4.39	(.52)	-	(.52)	29.21	17.58	17		2.57		2.00		.91
Year ended 10/31/2003		18.86	.22		6.51	6.73	(.25)	-	(.25)	25.34	36.09	6		2.69		2.06		.98
Period from 6/7/2002 to 10/31/2002		22.37	(.02)		(3.49)	(3.51)	-	-	-	18.86	(15.69)	1		1.04		.83		(.11)
Class R-3:
Six months ended 4/30/2007	(5)	47.13	.32		7.70	8.02	(.78)	(2.23)	(3.01)	52.14	17.67	152		1.40	(6)	1.34	(6)	1.33	(6)
Year ended 10/31/2006		36.07	.74		10.94	11.68	(.62)	-	(.62)	47.13	32.77	100		1.49		1.42		1.75
Year ended 10/31/2005		29.53	.55		6.47	7.02	(.48)	-	(.48)	36.07	24.02	41		1.60		1.51		1.62
Year ended 10/31/2004		25.56	.36		4.18	4.54	(.57)	-	(.57)	29.53	18.03	16		1.70		1.62		1.30
Year ended 10/31/2003		18.96	.30		6.56	6.86	(.26)	-	(.26)	25.56	36.63	6		1.84		1.68		1.37
Period from 6/6/2002 to 10/31/2002		22.41	.03		(3.48)	(3.45)	-	-	-	18.96	(15.39)	1.77				.68		.13
Class R-4:
Six months ended 4/30/2007	(5)	47.51	.40		7.76	8.16	(.92)	(2.23)	(3.15)	52.52	17.87	65		1.08	(6)	1.02	(6)	1.65	(6)
Year ended 10/31/2006		36.33	.91		11.01	11.92	(.74)	-	(.74)	47.51	33.29	41		1.11		1.05		2.12
Year ended 10/31/2005		29.72	.68		6.49	7.17	(.56)	-	(.56)	36.33	24.44	14		1.21		1.15		1.98
Year ended 10/31/2004		25.68	.47		4.20	4.67	(.63)	-	(.63)	29.72	18.48	3		1.29		1.27		1.66
Year ended 10/31/2003		18.90	.39		6.57	6.96	(.18)	-	(.18)	25.68	37.14	1		1.43		1.33		1.79
Period from 10/7/2002 to 10/31/2002		18.21	-	(8)	.69	.69	-	-	-	18.90	3.79	-		(7).13		.09		-	(9)
Class R-5:
Six months ended 4/30/2007	(5)	47.71	.47		7.80	8.27	(1.02)	(2.23)	(3.25)	52.73	18.03	476.79			(6)	.73	(6)	1.92	(6)
Year ended 10/31/2006		36.43	1.04		11.05	12.09	(.81)	-	(.81)	47.71	33.72	350.81				.75		2.44
Year ended 10/31/2005		29.76	.78		6.51	7.29	(.62)	-	(.62)	36.43	24.83	187.89				.84		2.28
Year ended 10/31/2004		25.66	.55		4.20	4.75	(.65)	-	(.65)	29.76	18.83	87.95				.94		1.96
Year ended 10/31/2003		18.93	.46		6.57	7.03	(.30)	-	(.30)	25.66	37.60	45		1.01		1.01		2.15
Period from 5/15/2002 to 10/31/2002		23.05	.12		(4.24)	(4.12)	-	-	-	18.93	(17.87)	27.46				.46		.62

	Six months ended
	April 30,	Year ended October 31
	2007(5)	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	14%	30%	26%	20%	30%	32%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Unaudited.
(6) Annualized.
(7) Amount less than $1 million.
(8) Amount less than $.01.
(9) Amount less than .01%.

See Notes to Financial Statements

Expense example
           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006, through April 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated on the previous page. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2006	Ending account value 4/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,178.78	$5.29	.98%
Class A -- assumed 5% return	1,000.00	1,019.93	4.91	.98
Class B -- actual return	1,000.00	1,174.22	9.54	1.77
Class B -- assumed 5% return	1,000.00	1,016.02	8.85	1.77
Class C -- actual return	1,000.00	1,174.12	9.70	1.80
Class C -- assumed 5% return	1,000.00	1,015.87	9.00	1.80
Class F -- actual return	1,000.00	1,178.86	5.29	.98
Class F -- assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 529-A -- actual return	1,000.00	1,178.31	5.62	1.04
Class 529-A -- assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class 529-B -- actual return	1,000.00	1.173.87	10.03	1.86
Class 529-B -- assumed 5% return	1,000.00	1,015.57	9.30	1.86
Class 529-C -- actual return	1,000.00	1,173.69	10.02	1.86
Class 529-C -- assumed 5% return	1,000.00	1,015.57	9.30	1.86
Class 529-E -- actual return	1,000.00	1,176.48	7.29	1.35
Class 529-E -- assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class 529-F -- actual return	1,000.00	1,179.59	4.59	.85
Class 529-F -- assumed 5% return	1,000.00	1,020.58	4.26	.85
Class R-1 -- actual return	1,000.00	1,173.99	9.76	1.81
Class R-1 -- assumed 5% return	1,000.00	1,015.82	9.05	1.81
Class R-2 -- actual return	1,000.00	1,174.18	9.60	1.78
Class R-2 -- assumed 5% return	1,000.00	1,015.97	8.90	1.78
Class R-3 -- actual return	1,000.00	1,176.75	7.23	1.34
Class R-3 -- assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class R-4 -- actual return	1,000.00	1,178.65	5.51	1.02
Class R-4 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-5 -- actual return	1,000.00	1,180.31	3.89	.72
Class R-5 -- assumed 5% return	1,000.00	1,021.22	3.61	.72

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Amended Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The approved agreement included an additional advisory fee breakpoint if and when the fund’s net assets exceed $10.5 billion. The board approved the agreement following the recommendation of the fund’s governance and contracts committee (the “committee”), which is composed of all the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management, including the evolving separation of the investment management process into independent divisions of CRMC. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They considered data showing CRMC’s continuing investments in personnel and technology to provide services to the fund. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the fund’s investment results in light of its primary objective of providing long-term capital appreciation. They also considered information regarding the selection of indexes and funds comparable to the fund. The board and the committee reviewed the fund’s absolute investment results, as well as the fund’s relative investment results measured against, among other measures: (i) the Lipper Emerging Market Funds Index (the Lipper category that includes the fund), (ii) the MSCI All Country World Index, and (iii) a comparison group of the other funds in the Lipper Emerging Market Funds Index as of July 31, 2006. The board and the committee also considered the volatility of the fund’s results as well as the risks assumed by the fund relative to market indexes and comparable funds.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper Emerging Market Funds Index, as well as a comparison group of the other funds in the Lipper Emerging Market Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 30 funds in that comparison group (with the fourth-lowest ratio of total operating expenses to average net assets, not including 12b-1 expenses). The board and the committee also noted the new advisory fee breakpoint if and when the fund’s net assets exceed $10.5 billion, as well as the 10% advisory fee waiver in effect since April 1, 2005. The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The board and the committee also received extensive information during the past year concerning economies of scale and the increasing complexity and cost of CRMC’s operations as the assets of the American Funds have increased. The board and the committee also considered information regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, support approval of the agreement.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Kirkpatrick & Lockhart Preston
Gates Ellis LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete April 30, 2007, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to a target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
> New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
American Balanced Fund®

• Bond funds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGESR-936-0607P

Litho in USA KBDA/LPT/8093-S7476

Printed on recycled paper

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

New World FundSM
Investment portfolio

April 30, 2007

unaudited

Common stocks — 85.28%	Shares	Market value (000)

FINANCIALS — 17.02%
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	$180,314
Erste Bank der oesterreichischen Sparkassen AG1	2,177,800	174,796
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	162,710
ICICI Bank Ltd.[1]	7,386,200	154,357
ICICI Bank Ltd. (ADR)	27,000	1,105
JSC Halyk Bank of Kazakhstan (GDR)[1,2]	4,409,285	98,629
JSC Halyk Bank of Kazakhstan (GDR)[1,2,3]	1,589,900	35,564
Itaúsa — Investimentos Itaú SA, preferred nominative	21,192,315	115,851
EFG International[1]	2,240,000	100,580
Unibanco-União de Bancos Brasileiros SA, units (GDR)	750,000	72,795
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	19,355
Banco Bilbao Vizcaya Argentaria, SA1	3,750,300	89,404
Bangkok Bank PCL[1]	26,000,000	84,108
PT Bank Rakyat Indonesia[1]	134,621,800	77,148
Housing Development Finance Corp. Ltd.[1]	1,757,818	70,841
JSC Kazkommertsbank (GDR)[1,2]	2,911,204	60,823
JSC Kazkommertsbank (GDR)[1,2,3]	424,000	8,859
Banco Itaú Holding Financeira SA, preferred nominative	1,645,300	63,365
Bank Muscat (SAOG) (GDR)[1]	5,108,157	63,196
Banco Santander Central Hispano, SA1	3,454,528	61,633
Kasikornbank PCL, nonvoting depositary receipt[1]	26,245,000	50,722
Kasikornbank PCL[1]	2,500,000	5,070
FirstRand Ltd.[1]	14,295,000	50,840
Raiffeisen International Bank Holding AG1	320,000	44,153
Piraeus Bank SA1	1,112,500	40,409
Allied Irish Banks, PLC[1]	1,192,000	36,139
Bank Pekao SA1	335,500	31,368
Standard Bank Group Ltd.[1]	1,950,000	30,392
Kotak Mahindra Bank Ltd.[1]	2,300,000	30,379
Bank of the Philippine Islands[1]	20,161,632	27,202
Bank Hapoalim BM1	5,128,000	26,887
National Bank of Pakistan[1]	6,535,450	26,776
Banco Latinoamericano de Exportaciones, SA, Class E	1,240,000	24,292
SM Prime Holdings, Inc.[1]	98,000,000	23,415
PT Bank Mandiri (Persero) Tbk[1]	66,393,500	22,156
MCB Bank Ltd. (GDR)[1,3]	1,069,500	20,985
MCB Bank Ltd.[1]	140,100	687
Citigroup Inc.	320,000	17,158
Bank Leumi le-Israel BM1	4,300,000	16,244
Ayala Land, Inc.[1]	34,000,000	12,419
OTP Bank PLC[1]	236,000	12,026
Daegu Bank, Ltd.[1]	725,000	11,934
Siam Commercial Bank PCL[1]	5,163,000	9,854
JSC Sistema-Hals (GDR)[1,2]	362,596	5,434
JSC Sistema-Hals (GDR)[1,2,3]	236,747	3,548
HSBC Holdings PLC (Hong Kong)[1]	254,485	4,672
Kookmin Bank[1]	47,000	4,218
		2,284,812

INDUSTRIALS — 9.84%
Doosan Heavy Industries and Construction Co., Ltd.[1]	2,281,727	178,603
Murray & Roberts Holdings Ltd.[1,4]	18,793,403	162,219
Orascom Construction Industries Co. (GDR)[1]	1,183,900	138,142
Wienerberger AG1,2	1,290,500	92,644
Airports of Thailand PCL[1]	39,400,000	66,795
Siemens AG1	458,000	55,355
International Container Terminal Services, Inc.[1]	88,828,000	52,243
Daelim Industrial Co., Ltd.[1]	413,916	48,479
Thai Airways International PCL[1]	35,417,100	47,520
Far Eastern Textile Ltd.[1]	50,405,650	45,846
Hyundai Engineering & Construction Co., Ltd.[1,2]	761,000	45,349
Metso Oyj[1]	770,000	42,013
Italian-Thai Development PCL[1,2,4]	269,419,600	39,932
Barloworld Ltd.[1]	1,387,000	38,814
United Technologies Corp.	545,000	36,586
ABB Ltd[1]	1,820,000	36,412
Enka Insaat ve Sanayi AS1	2,315,000	34,390
Container Corp. of India Ltd.[1]	675,000	33,976
Suzlon Energy Ltd.[1]	1,155,000	33,234
Bidvest Group Ltd.[1]	1,100,000	23,049
Imperial Holdings Ltd.[1]	800,000	18,096
Asahi Glass Co., Ltd.[1]	1,225,000	16,485
SM Investments Corp.[1]	1,246,100	9,291
Intertek Group PLC[1]	455,000	8,463
Daewoo Engineering & Construction Co., Ltd.[1]	314,800	7,858
GS Engineering & Construction Corp.[1]	67,750	6,723
Hi-P International Ltd.[1]	3,109,000	1,696
		1,320,213

TELECOMMUNICATION SERVICES — 9.73%
América Móvil, SAB de CV, Series L (ADR)	4,730,100	248,472
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	145,630,000	167,768
Philippine Long Distance Telephone Co.[1]	2,471,160	131,269
Philippine Long Distance Telephone Co. (ADR)	338,340	18,071
Telekomunikacja Polska SA1	16,578,900	132,438
MTN Group Ltd.[1]	8,301,449	121,899
Partner Communications Co. Ltd.[1]	4,421,000	72,271
Partner Communications Co. Ltd. (ADR)	235,000	3,830
Orascom Telecom Holding (GDR)[1]	736,000	49,186
TIM Participações SA, preferred nominative (ADR)	1,248,228	45,011
Tele Norte Leste Participações SA, preferred nominative	2,366,600	39,686
Maxis Communications Bhd.[1]	10,246,400	38,948
Telekom Austria AG1	1,139,000	32,100
Telefónica, SA1	1,375,000	30,697
Advanced Info Service PCL[1]	13,641,500	29,521
Brasil Telecom Participações SA, preferred nominative (ADR)	550,000	29,166
GLOBE TELECOM, Inc.[1]	989,723	25,593
China Unicom Ltd.[1]	16,531,300	23,994
OJSC Mobile TeleSystems (ADR)	425,000	23,417
Bharti Airtel Ltd.[1,2]	810,000	15,915
Telenor ASA[1]	758,600	14,231
Telemig Celular Participações SA, preferred nominative (ADR)	198,500	8,474
PT Indosat Tbk (ADR)	111,500	4,110
		1,306,067

CONSUMER STAPLES — 8.63%
Nestlé SA1	436,645	172,634
Tesco PLC[1]	16,172,190	148,689
IOI Corp. Bhd.[1]	16,370,100	119,825
Fomento Económico Mexicano, SAB de CV (ADR)	840,500	90,513
SABMiller PLC[1]	3,419,600	80,930
Olam International Ltd.[1]	29,700,000	61,219
Avon Products, Inc.	1,290,000	51,342
PepsiCo, Inc.	691,000	45,668
PT Indofood Sukses Makmur Tbk[1]	200,000,000	35,803
Groupe Danone[1]	213,600	35,107
Grupo Nacional de Chocolates SA	4,425,000	34,302
Coca-Cola Co.	609,100	31,789
Bunge Ltd.	385,000	29,168
L’Oréal SA1	219,500	26,259
Migros Türk TAS[1,2]	2,071,099	24,367
Procter & Gamble Co.	350,471	22,539
X5 Retail Group NV (GDR)[1,2,3]	653,200	19,814
Wal-Mart de México, SAB de CV, Series V (ADR)	500,000	19,605
Diageo PLC[1]	900,000	18,962
Poslovni sistem Mercator, dd1	42,200	17,794
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	17,748
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	230,000	13,437
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	42,000	2,399
Coca-Cola FEMSA, SAB de CV, Series L	3,110,000	12,111
China Mengniu Dairy Co.[1]	3,415,000	10,291
METRO AG1	115,000	8,893
Scottish & Newcastle PLC[1]	565,000	6,927
		1,158,135

MATERIALS — 7.90%
Linde AG1	1,159,646	130,485
Israel Chemicals Ltd.[1]	13,991,927	106,927
Taiwan Cement Corp.[1]	106,493,007	94,616
Potash Corp. of Saskatchewan Inc.	441,900	79,330
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	75,061
Arcelor Brasil SA, ordinary nominative	2,650,000	65,177
Lonmin PLC[1]	850,700	55,754
ACC Ltd.[1]	2,120,000	43,272
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,165,000	43,257
Makhteshim-Agan Industries Ltd.[1]	5,525,000	40,094
Grasim Industries Ltd.[1]	675,000	40,058
Harmony Gold Mining Co. Ltd.[1,2]	2,461,635	39,441
Hochschild Mining PLC[1,2]	5,440,000	38,164
Hindalco Industries Ltd.[1]	10,140,820	35,879
Sealed Air Corp.	986,000	32,439
AngloGold Ashanti Ltd.[1]	705,000	31,646
Siam Cement PCL[1]	3,262,800	22,264
Holcim Ltd.[1]	170,142	18,253
Cia. Vale do Rio Doce, Class A, preferred nominative	516,000	17,865
Ivanhoe Mines Ltd.[2]	1,410,000	17,491
BHP Billiton PLC[1]	682,288	15,289
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	334,752	10,880
Formosa Plastics Corp.[1]	3,625,422	6,917
		1,060,559

ENERGY — 7.52%
Oil & Natural Gas Corp. Ltd.[1]	7,868,389	174,468
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,327,800	134,413
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	231,892	20,689
Oil and Gas Development Co. Ltd.[1]	63,396,050	128,315
MOL Magyar Olaj- és Gázipari Rt., Class A1	731,400	89,389
Saipem SpA, Class S1	2,290,000	72,318
PetroChina Co. Ltd., Class H1	51,454,000	57,769
OAO LUKOIL (ADR)[1]	585,000	45,100
OAO Gazprom (ADR)[1]	1,054,000	41,325
Royal Dutch Shell PLC, Class B1	1,095,000	38,804
Niko Resources Ltd.[3]	365,000	29,143
Nexen Inc.	481,573	28,697
Sterling Energy PLC[1,2,4]	91,242,000	26,678
OAO TMK (GDR)[1,2,3]	692,815	25,130
Noble Energy, Inc.	400,000	23,524
PTT Exploration and Production PCL[1]	7,789,500	20,982
Reliance Industries Ltd.[1]	421,000	15,848
Transocean Inc.[2]	135,000	11,637
China National Offshore Oil Corp.[1]	12,858,000	11,043
Banpu PCL[1]	1,470,000	9,014
Murphy Oil Corp.	100,000	5,544
		1,009,830

CONSUMER DISCRETIONARY — 7.38%
Las Vegas Sands Corp.[2]	1,167,000	99,417
Toyota Motor Corp.[1]	1,414,000	86,200
Kuoni Reisen Holding AG, Class B1	135,300	84,703
Shangri-La Asia Ltd.[1]	28,760,000	70,316
Truworths International Ltd.[1]	11,353,000	63,153
Grupo Televisa, SA, ordinary participation certificates (ADR)	2,220,000	62,271
Central European Media Enterprises Ltd., Class A2	589,217	53,112
Swatch Group Ltd[1]	532,500	30,941
Swatch Group Ltd, non-registered shares[1]	71,600	20,488
GOME Electrical Appliances Holding Ltd.[1]	32,090,000	49,137
Honda Motor Co., Ltd.[1]	1,310,000	45,115
Resorts World Bhd.[1]	39,374,100	37,329
Yue Yuen Industrial (Holdings) Ltd.[1]	9,688,500	33,884
HYUNDAI MOBIS[1]	394,500	31,681
Nitori Co., Ltd.[1]	581,350	27,812
Astro All Asia Networks PLC[1]	18,705,000	27,501
Praktiker Bau- und Heimwerkermärkte Holding AG1	658,800	27,497
Li & Fung Ltd.[1]	8,083,900	24,952
TVN SA1,2	2,500,000	24,303
Motor Industries Co. Ltd.[1]	200,000	18,788
PT Astra International Tbk[1]	11,000,000	17,274
Makita Corp.[1]	425,000	16,241
LG Electronics Inc.[1]	185,002	12,361
Techtronic Industries Co. Ltd.[1]	8,150,000	10,812
Hürriyet Gazetecilik ve Matbaacilik AS1	3,242,849	8,638
Cheng Shin Rubber (Xiamen) Ind., Ltd.[1]	5,631,960	5,807
Nien Hsing Textile Co., Ltd.[1]	1,999,400	1,267
Antena 3 Televisión, SA1,2	5,455	117
		991,117

INFORMATION TECHNOLOGY — 5.45%
Nokia Corp.[1,2]	5,258,200	133,040
Nokia Corp. (ADR)[2]	1,761,500	44,478
Kingboard Chemical Holdings Ltd.[1]	23,069,340	106,801
Hon Hai Precision Industry Co., Ltd.[1]	13,547,457	89,281
Samsung Electronics Co., Ltd.[1]	134,591	82,442
SINA Corp.[2]	1,681,200	57,968
Catcher Technology Co., Ltd.[1]	5,130,000	39,142
Acer Inc.[1]	20,156,000	38,089
Euronet Worldwide, Inc.[2,3]	1,055,000	29,382
Mediatek Incorporation[1]	2,343,314	29,191
Venture Corp. Ltd.[1]	2,500,000	25,607
Compal Electronics, Inc.[1]	27,273,523	24,778
Hoya Corp.[1]	404,800	12,467
Foxconn International Holdings Ltd.[1,2]	4,154,000	12,375
NetEase.com, Inc. (ADR)[2]	320,000	5,786
KEC Holdings Co. Ltd.[1,2]	187,499	310
		731,137

HEALTH CARE — 4.17%
Novo Nordisk A/S, Class B1	1,906,900	186,552
Zentiva NV1	1,625,000	117,299
Krka, dd, Novo mesto[1]	91,400	110,196
Richter Gedeon NYRT[1]	319,000	65,782
Hikma Pharmaceuticals PLC[1]	5,153,850	39,065
Teva Pharmaceutical Industries Ltd. (ADR)	600,000	22,986
Dr. Reddy’s Laboratories Ltd.[1]	1,022,000	17,577
		559,457

UTILITIES — 2.78%
NTPC Ltd.[1]	18,152,000	70,163
AES Corp.[2]	2,250,000	49,478
PT Perusahaan Gas Negara (Persero) Tbk[1]	40,500,000	46,313
Cia. Energética de Minas Gerais — Cemig, preferred nominative	1,204,800,000	42,543
Electricity Generating PCL[1]	9,596,000	28,602
Tanjong PLC[1]	5,713,000	27,940
GAIL (India) Ltd.[1]	3,635,000	26,078
Veolia Environnement[1]	275,000	22,725
RAO Unified Energy System of Russia (GDR)[1]	171,200	21,915
Cheung Kong Infrastructure Holdings Ltd.[1]	5,900,000	21,108
Reliance Energy Ltd.[1]	1,306,000	16,052
		372,917

MISCELLANEOUS — 4.86%
Other common stocks in initial period of acquisition		653,109

Total common stocks (cost: $7,697,585,000)		11,447,353

Rights & warrants — 0.00%		Market value (000)

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		$288

Total rights & warrants (cost: $0)		288

Bonds & notes — 7.10%	Principal amount (000)

NON-U.S. GOVERNMENT BONDS & NOTES — 6.54%
Brazil (Federal Republic of) Global 9.25% 2010	12,600	14,188
Brazilian Treasury Bill 6.00% 2010[5]	R$58,976	28,731
Brazilian Treasury Bill 6.00% 2011[5]	7,458	3,637
Brazil (Federal Republic of) Global 7.875% 2015	$5,620	6,449
Brazilian Treasury Bill 6.00% 2015[5]	R$ 7,917	3,828
Brazil (Federal Republic of) Global 12.50% 2016	14,400	8,418
Brazil (Federal Republic of) Global 8.00% 2018[6]	$18,045	20,526
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,452
Brazil (Federal Republic of) Global 8.875% 2024	900	1,192
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,547
Brazil (Federal Republic of) Global 7.125% 2037	7,680	8,701
Brazil (Federal Republic of) Global 11.00% 2040	22,025	29,915
Argentina (Republic of) 4.106% 2012[6,7]	18,700	13,403
Argentina (Republic of) 2.00% 2014[5,6]	ARS 12,756	3,745
Argentina (Republic of) 5.83% 2033[5,6,8]	279,662	95,648
Argentina (Republic of) GDP-Linked 2035	335,653	13,861
Argentina (Republic of) 0.63% 2038[5,6]	70,868	10,238
United Mexican States Government Global 6.055% 2009[7]	$18,750	18,942
United Mexican States Government Global 10.375% 2009	2,385	2,604
United Mexican States Government Global 9.875% 2010	21,625	24,296
United Mexican States Government Global 6.375% 2013	30,380	32,172
United Mexican States Government, Series MI10, 8.00% 2013	MXP 56,068	5,258
United Mexican States Government, Series MI10, 9.50% 2014	290,000	29,325
United Mexican States Government, Series M10, 8.00% 2015	20,000	1,862
Turkey (Republic of) Treasury Bill 0% 2008	TRY11,090	6,544
Turkey (Republic of) 14.00% 2011	64,400	42,769
Turkey (Republic of) 10.00% 2012[5]	22,292	16,400
Turkey (Republic of) 11.50% 2012	$6,000	7,335
Turkey (Republic of) 7.00% 2016	15,000	15,412
Columbia (Republic of) Global 11.75% 2010	COP23,846,000	12,046
Colombia (Republic of) Global 10.00% 2012	$18,725	22,236
Colombia (Republic of) Global 10.75% 2013	9,840	12,295
Columbia (Republic of) Global 8.25% 2014	3,100	3,580
Colombia (Republic of) Global 12.00% 2015	COP43,100,000	23,683
Colombia (Republic of) Global 11.75% 2020	$2,420	3,618
Columbia (Republic of) Global 8.125% 2024	4,375	5,243
Columbia (Republic of) Global 7.375% 2037	3,655	4,095
Russian Federation 8.25% 2010[6]	32,934	34,482
Russian Federation 8.25% 2010[3,6]	3,765	3,942
Russian Federation 7.50% 2030[3,6,9]	30,658	34,912
Russian Federation 7.50% 2030[6,9]	2,985	3,399
Peru (Republic of) 8.375% 2016	38,900	46,719
Peru (Republic of) 7.35% 2025	6,550	7,631
Peru (Republic of) 6.55% 2037	5,042	5,347
Philippines (Republic of) 8.875% 2008	4,740	4,906
Philippines (Republic of) 8.375% 2009	8,335	8,814
Philippines (Republic of) 8.25% 2014	3,505	3,943
Philippines (Republic of) 9.375% 2017	4,000	4,950
Philippines (Republic of) 9.875% 2019	9,800	12,728
Philippines (Republic of) 7.75% 2031	16,670	18,962
Panama (Republic of) Global 9.625% 2011	1,611	1,845
Panama (Republic of) Global 9.375% 2012	6,527	7,659
Panama (Republic of) Global 7.125% 2026	7,300	8,067
Panama (Republic of) Global 8.875% 2027	2,775	3,608
Panama (Republic of) Global 9.375% 2029	3,260	4,458
Panama (Republic of) Global 6.70% 2036[6]	14,904	15,836
Dominican Republic 9.04% 2018	3,935	4,594
Dominican Republic 8.625% 2027[3,6]	19,900	23,263
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP30,000	5,081
Egypt (Arab Republic of) Treasury Bill 0% 2008	60,475	10,066
Egypt (Arab Republic of) 11.625% 2014	21,000	4,119
Hungarian Government 6.00% 2011	HUF2,000,000	10,690
Venezuela (Republic of) Global 8.50% 2014	$405	448
Venezuela (Republic of) Global 9.25% 2027	1,275	1,575
		877,238

ENERGY — 0.23%
Pemex Project Funding Master Trust 8.00% 2011	2,300	2,556
Pemex Project Funding Master Trust 6.625% 2035	15,000	15,919
Gaz Capital SA 6.51% 2022[3]	11,990	12,365
		30,840

UTILITIES — 0.14%
AES Gener SA 7.50% 2014	3,000	3,232
AES Panamá, SA 6.35% 2016[3]	10,400	10,210
Enersis SA 7.375% 2014	4,550	4,947
		18,389

MATERIALS — 0.11%
Vale Overseas Ltd. 6.25% 2017	8,000	8,224
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,422
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,965	4,347
		14,993

TELECOMMUNICATION SERVICES — 0.05%
Orascom Telecom 7.875% 2014[3]	6,955	6,903

INDUSTRIALS — 0.03%
TFM, SA de CV 9.375% 2012	3,200	3,472

Total bonds & notes (cost: $842,064,000)		951,835

Short-term securities — 7.14%	Principal amount (000)	Market value (000)

Liberty Street Funding Corp. 5.23%-5.27% due 5/16-7/25/2007[3]	$128,100	$127,335
Mont Blanc Capital Corp. 5.24%-5.25% due 5/14-5/22/2007[3]	98,534	98,259
ING (U.S.) Funding LLC 5.24% due 5/1/2007	26,700	26,696
BASF AG 5.225%-5.25% due 5/22-7/5/2007[3]	87,400	86,825
Swedbank Mortgage AB 5.22%-5.23% due 5/29-7/30/2007	78,800	78,031
Siemens Capital Co. LLC 5.24% due 6/12-6/13/2007[3]	71,200	70,764
Barclays U.S. Funding Corp. 5.23% due 7/10/2007	61,500	60,874
Federal Home Loan Bank 5.10%-5.135% due 6/20-8/17/2007[10]	56,272	55,644
Amsterdam Funding Corp. 5.24% due 6/6-6/22/2007[3,10]	49,000	48,711
Stadshypotek Delaware Inc. 5.24% due 7/3/2007[3]	37,100	36,760
BMW U.S. Capital LLC 5.22% due 5/4/2007[3]	34,000	33,980
Statoil ASA 5.24% due 5/2/2007[3]	25,000	24,993
Bank of Montreal 5.25% due 6/14/2007	25,000	24,836
Rabobank Nederland NV 5.225% due 7/23/2007	25,000	24,698
Old Line Funding, LLC 5.26% due 5/1/2007[3]	24,000	23,997
Canadian Imperial Holdings Inc. 5.23% due 5/15/2007	23,200	23,150
Toyota Credit de Puerto Rico Corp. 5.23% due 5/23/2007	20,000	19,933
CBA (Delaware) Finance Inc. 5.23% due 5/29/2007	19,800	19,716
UBS Finance (Delaware) LLC 5.245% due 6/15/2007[10]	17,800	17,681
Nestlé Capital Corp. 5.21% due 5/14/2007[3]	15,700	15,668
American Honda Finance Corp. 5.23% due 5/9/2007	13,000	12,983
Ciesco LLC 5.24% due 5/29/2007[3]	12,800	12,746
Freddie Mac 5.125% due 7/9/2007[10]	10,800	10,694
Barton Capital LLC 5.25% due 5/23/2007[3]	3,000	2,990
Fannie Mae 5.10% due 8/8/2007	150	148

Total short-term securities (cost: $958,048,000)		958,112

Total investment securities (cost: $9,497,697,000)		13,357,588
Other assets less liabilities		65,090

Net assets		$13,422,678

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $8,748,346,000.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $847,047,000, which represented 6.31% of the net assets of the fund.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 Index-linked bond whose principal amount moves with a government retail price index.
6 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7 Coupon rate may change periodically.
8 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
9 Step bond; coupon rate will increase at a later date.
10 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-936-0607-S6938

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: July 6, 2007

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: July 6, 2007